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                                  EXHIBIT 10.7

                                LICENSE AGREEMENT
                        BETWEEN THE COMPANY AND ANN MOORE
                               DATED JULY 1, 1996

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                   PARTICULAR DOCUMENT OF PROMISE OF SURRENDER
                               OF RIGTHS ON BRANDS



        By this present particular document, on one side, ANN MOORE COMERCIO, REPRESENTACAO, IMPORTACAO, EXPORTACAO LTDA, brazilian businesswoman, registered in CGC/MF under no. 00.162.153./0001-35, in the city of Embu a state in Sao Paulo, in Rua Maranhao, no.359, suite 05, Centro, this act represented in agreement to this social contract by Mr. WILLIAM CRANE SAINT LAURENT, that also signs as William St. Laurent, north-american, married, businessman, bearer of Carteira de Identidade para Estrangeiro no. 046.533.3, registered under REGISTRO NACIONAL DE ESTRANGEIRO - RNE no. V 148.583 -1 SPMAE/SR/ES and written in CPF under no. 030.893.877-19, dwelled in the Capital State of Sao Paulo, Rua Antonio das Chagas no. 1612- Chacara Santo Antonio, in the quality to give up from now on appointed ANN MOORE, and in the other side, VITECH AMERICA, INC., this company properly constituted in the State of Florida, in the United States of America under no. P93000045800, with the headquarters at 8807 NW 23rd St., Miami, Florida, EUA, in this act represented in the terms of the attached proxy, by George St. Laurent III, north-american, single, administrator of the business, carrier of passport no. 044.215.108-USA, carrier of Registro de Permanencia Definitiva para Estrangeiro, granted in 04.12.9, a confirmed copy of DOU proxy and written in CPF under no. 051.541.49-26, residence in the Capital State of Sao Paulo, in Rua Antonio das Chagas no. 1612, Chacara Santo Antonio, in the quality to be optional, from now on appointed VITECH AMERICA, has amongst themselves, a fair contract that follows:


Clause #1 - ANN MOORE grants VITECH AMERICA the right to obtain the rights relative to the request to register the following brands:

a)   VITECH VISION, category 09`.40/55, process no. 819.100.456
b)   MULITSHOW PRO CD16, category 09:35; 45;55, process no. 817.858.059
c)   MULITSHOW, category 40:34 & 37:44, process nos. 818.357.762 & 818.357.754;
d) VITECH EASY NET, category 37:44; 40.15/34 & 09.40/ 55/80, process nos. 818235195, 818235209 &818235187.

Clause #2 - VITECH AMERICA can exercise and grant the right in the first clause through written correspondence to ANN MOORE, starting on 02/01/97 until 01/01/2007, in which to determine the condition and to ask for the action necessary by ANN MOORE so that the surrender can come true.

Clause #3 - VITECH AMERICA can exercise the rights and grants of this contract, by payment to ANN MOORE of the value of US $1.00 (1 dollar in American money), or by it's equivalent in current national currency.

Clause #4 - ANN MOORE is obliged to carry out all of the acts necessary to transfer all of the requests of the registered brands listed above to VITECH AMERICA, among, but not limited to:

(a) to sign the request and to address it to the Instituto Nacional de Propriedade Industrial, requesting the transfer of the holder of the registered brands above, in it's various classes to VITECH AMERICA, gathering its social documents and respective change and card of CGC;
(b) give all of the many documents demanded by Instituto Nacional de propriedade industrial for the effective transfer of the holder of the registered brands.

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Clause #5 - It stays to agree that the legal transaction realized in the middle of this document doesn't imply a transfer of liabilities or any obligation of ANN MOORE to VITECH AMERICA, continuing that the only responsibility here is that of social business.

Clause #6 - The party that is in default of the terms and conditions stipulated in this contract will be obligated to pay the other a fine in the value of R$ 1,000.00 (one thousand reis), or the equivalent thereof corrected for any changes in the currency valuation.

Unique Paragraph: The payment of the fine does not exempt the party in the case of breach of contract and the obligation to restore the loss eventually suffered by the other party or by a third.

Clause #7 - This particular document in character is established and unchangeable, obligating the parties, their heiress and successors.

Clause #8 - In the case of dispute the Court of Justice of Comarca da capital do Estado de Sao Paulo, exclusive of any other, will settle whatever doubt or dispute arising from this contract.


For being fair and contracted, fixed at present in 04 (four) copies of the same text and for a single effect, before the undersigned witnesses.


                            Sao Paulo , July 1st 1996




                             /S/ William St. Laurent
                             ----------------------------------
                             ANN MOORE COMERCO , REPRESENTACAO,
                             IMPORTACAO E EXPORTACAO LTDA


                             /S/ Georges C. St. Laurent III
                             ----------------------------------
                             VITECH AMERICA, INC.



Witnesses :

/S/  Ricardo Brito Costa
----------------------------
Name:  Ricardo Brito Costa
RG:  23271246-3

/S/  Fabiana Regina Siviero
----------------------------
Name:  Fabiana Regina Siviero
RG:  18881261-1